UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported July 24, 2007): July 26, 2007
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations And Financial Condition
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
By-Laws
Press Release
Written Presentation

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On July 24, 2007, the Board of Directors (the “Board”) of Goodrich Corporation (“Goodrich”) approved of an increase in the fixed retainer paid to each non-employee director to $60,000 per year and an increase in the amount of Phantom Share awards granted to each non-employee director to the equivalent of $90,000 per year. These changes are effective as of July 1, 2007.
Section 2 – Financial Information
Item 2.02. Results of Operations And Financial Condition.
     On July 26, 2007, Goodrich issued a press release announcing its financial results for the second quarter 2007 and updating its outlook for full year 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.
     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on July 26, 2007. By press releases dated July 9, 2007 and July 25, 2007, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. A copy of such presentation is furnished as Exhibit 99.2.
Section 5 – Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On July 24, 2007, the Board amended Goodrich’s By-Laws as follows: (i) Article I, Section 2 to specifically address electronic notice of annual meetings of shareholders; (ii) Article II, Section 2 to expressly permit the issuance of uncertificated shares; (iii) Article II, Section 3 to address the transfer of uncertificated shares; and (iv) Article III, Section 4 to state that the Board will not nominate an individual for election at an annual meeting who, prior to such annual meeting, will attain age 72, and to fill a vacancy will not elect an individual who has attained age 72 and to remove language authorizing the Board to waive the mandatory retirement age.
     The foregoing description of the amendment of the By-Laws of Goodrich is qualified in its entirety by reference to the full text of the By-Laws, as Amended Through July 24, 2007, attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. `

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Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 3.1 By-Laws of Goodrich Corporation, as Amended Through July 24, 2007.
Exhibit 99.1 Goodrich Corporation Press Release dated April 26, 2007 titled “Goodrich Announces First Quarter 2007 Financial Results and Increases Outlook for 2007 Sales and Net Income per Diluted Share.”
Exhibit 99.2 Goodrich written presentation dated April 26, 2007 titled “Goodrich Corporation First Quarter 2007 Results.”
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: July 26, 2007	By:	/s/ Scott E. Kuechle
Scott E. Kuechle
Senior Vice President and Chief Financial Officer

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Exhibit Index
Exhibit 3.1 By-Laws of Goodrich Corporation, as Amended Through July 24, 2007.
Exhibit 99.1 Goodrich Corporation Press Release dated July 26, 2007 titled “Goodrich Announces First Quarter 2007 Financial Results and Increases Outlook for 2007 Sales and Net Income per Diluted Share.”
Exhibit 99.2 Goodrich written presentation dated July 26, 2007 titled “Goodrich Corporation First Quarter 2007 Results.”

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